UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2001

                         THE NATIONWIDE COMPANIES, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     000-28593               65-0962627
------------------------------      -------------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                file number)          Identification No.)


4350 Oakes Road, Suite 512
Davie, FL                                                     33314
------------------------------                           -------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (954) 584-5080
                                                     ---------------------

                           FOCUS FINANCIAL GROUP, INC.
                              22154 Martella Avenue
                              Boca Raton, FL 33433
        ----------------------------------------------------------------
        (Former name and/or former address, if changes since last report)




Copy of Communications to:
                                  Mintmire & Associates
                                  265 Sunrise Avenue, Suite 204
                                  Palm Beach, FL 33480
                                  (561) 832-5696

         This Form 8-K/A amends the Form 8-K filed on January 15, 2001 by The Nationwide Companies, Inc., a Florida corporation (the "Company") formerly known as Focus Financial Group, Inc. The purpose of this amendment to Form 8-K is to provide financial statements of the company acquired and the pro forma financial information for The Nationwide Companies, Inc., as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

                  Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of The Nationwide Companies, Inc., a Florida corporation (the "Company") formerly known as Focus Financial Group, Inc., for the period from inception (January 15, 1999) to December 31, 2000.


                                TABLE OF CONTENTS


                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report..........................................F-1

Balance Sheet.........................................................F-2

Statement of Operations...............................................F-3

Statement of Stockholders' Equity.....................................F-4

Statement of Cash Flows...............................................F-5

Notes to Financial Statements.........................................F-6

                                  ROBERT JARKOW
                           CERTIFIED PUBLIC ACCOUNTANT

                            3111 North Andrews Avenue
                         Fort Lauderdale, Florida 33309

                                 (954) 630-9070


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
The Nationwide Companies, Inc.


         I have audited the accompanying balance sheet of The Nationwide Companies, Inc. as of December 31, 2000 and the statements of operations, shareholders' deficit and cash flows for the year ended December 31, 2000 and from January 15, 1999 (inception) to December 31, 1999. These financial statements are the ressposibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

         The audits were conducted in accordance with auditing satandars generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nationwide Companies, Inc. as of December 31, 2000 and the results of its operations and cash flows for the year ended December 31, 2000 and from January 15, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ Robert Jarkow
January 17, 2001

                          THE NATIONWIDE COMPANIES, INC

                                  BALANCE SHEET

                                December 31, 2000

                                     ASSETS
Current Assests
         Cash                                                                   $      388,113
         Prepaid commissions                                                         3,920,035
         Advance to related company                                                    465,634
                                                                                --------------
                Total current assets                                                 4,773,782
Prepaid commissions-long term                                                          843,960
Independent marketing associate data base-net of amortization of $ 38,000               57,000
Equipment-net of accumulated depreciation of $ 10,000                                    5,000
                                                                                --------------
                                                                                $    5,679,742
                       LIABILITIES & SHAREHOLDERS' DEFICIT
Current Liabilities
         Accounts payable and accrued liabilities                               $      232,481
         Revenue received in advance                                                 4,871,553
         Due to shareholder                                                             50,000
                                                                                --------------
                Total current liabilities                                            5,154,034
                                                                                --------------
Revenue received in advance-long term                                                1,036,902
                                                                                --------------
Shareholders' Deficit
         Common stock-par value $.001; 10,000,000 shares authorized,
         2,500,000 issued and outstanding at December 31, 2000                          35,000
         Deficit                                                                      (546,194)
                                                                                --------------
                Total shareholders' deficit                                           (511,194)
                                                                                --------------
                                                                                $    5,679,742
                                                                                ==============

              The accompanying notes are an integral part of these
                             financial statements.

                                      F-2-

                          THE NATIONWIDE COMPANIES, INC

                             STATEMENT OF OPERATIONS

                    January 15, 1999 (Inception) to December
                      31, 1999 Year Ended December 31, 2000


                                                                                     2000                 1999
                                                                                ----------------    -----------------
Membership Fees                                                                 $      6,392,752    $       2,065,549
Direct costs                                                                           4,742,772            1,528,417
                                                                                ----------------    -----------------
       Gross profit                                                                    1,649,980              537,132
Selling, general and administrative expenses                                           1,121,151            1,612,156
                                                                                ----------------    -----------------
       Net income (loss)                                                        $        528,829         ($ 1,075,023)
                                                                                ================    =================

Earnings (loss) per share-basic                                                 $           0.21              ($ 0.43)
                                                                                ================    =================
Weighted - average common shares outstanding                                           2,500,000            2,500,000
                                                                                ================    =================

Proforma Tax (Unaudited)
       The  Proforma  Tax is computed as if the Company was taxed for the entire periods as a conventional Corporation under the Internal Revenue Code.
       Income (loss) from operations before income tax                          $        528,829         ($ 1,075,023)
       Provision for Income Tax                                                                0                    0
                                                                                ----------------    -----------------
       Net Income                                                               $        528,829         ($ 1,075,023)
                                                                                ================    =================
Basic earnings (loss) per share                                                 $           0.21              ($ 0.43)
                                                                                ================    =================
Outstanding number of shares                                                           2,500,000            2,500,000
                                                                                ================    =================

              The accompanying notes are an integral part of these
                             financial statements.

                                      F-3-

                          THE NATIONWIDE COMPANIES, INC

                       STATEMENT OF SHAREHOLDERS' DEFICIT

                January 15, 1999 (Inception) to December 31, 1999
                          Year Ended December 31, 2000


                                                                             Common Stock
                                                                   -------------------------------
                                                                     Shares            Amount            Deficit
                                                                   -------------     -------------     --------------
Asset contribution                                                           100     $     110,000
Acquisition of public shell                                            2,499,900           (75,000)
Net (loss) for period January 15, 1999 (inception) to December 31                                        ($ 1,075,023)
                                                                   -------------     -------------     --------------
    Balance December 31, 1999                                          2,500,000            35,000         (1,075,023)
Net income for the year ended December 31, 2000                                                               528,829
                                                                   -------------     -------------     --------------
    Balance December 31, 1999                                          2,500,000            35,000         ($ 546,194)
                                                                   =============     =============     ==============



                 The accompanying notes are an integral part of
                          these financial statements.

                                      F-4-

                          THE NATIONWIDE COMPANIES, INC

                             STATEMENT OF CASH FLOWS

                January 15, 1999 (Inception) to December 31, 1999
                          Year Ended December 31, 2000


                                                                                    2000                1999
                                                                                ---------------    --------------
Cash flows from operating activities
       Net income (loss)                                                        $       528,829      ($ 1,075,023)
       Adjustments to reconcile net income (loss) to net cash provied (used) by operating activities
             Depreciation and amortization                                               24,000            24,000
             (Increase) in prepaid commissions                                       (2,381,116)       (2,382,879)
             Increase in accounts payable and accrued liablilites                       175,861            56,620
             Increase in revenue received in advance                                  2,689,483         3,218,972
                                                                                ---------------    --------------
                 Total adjustments                                                      508,228           916,713
                                                                                ---------------    --------------
                 Net cash provided (used) by operating activities                     1,037,057         (158,310)
                                                                                ---------------    --------------
Cash flows from investing
       (Increase) in advance to related company                                        (454,235)          (11,399)
                                                                                ---------------    --------------
Cash flows form financing activites
       Loan from shareholder                                                                  -            50,000
       Acquistion of public shell                                                       (75,000)                -
       Increase (decrease) in cash overdraft                                           (119,709)          119,790
                                                                                ---------------    --------------
                 Net cash provided (used) by financing activities                      (194,709)          169,709
                                                                                ---------------    --------------
Net change in cash                                                                      388,113                 0
Cash -beginning                                                                               0
                                                                                ---------------    --------------
Cash -end                                                                       $       388,113    $            0
                                                                                ===============    ==============
Supplemental disclosures of cash flow information:
       Interest paid                                                            $         4,500    $        4,315
                                                                                ===============    ==============
       Non cash financing activities
             Assets contributed by shareholder in exchange for equity                         -    $      110,000
                                                                                ===============    ==============

                 The accompanying notes are an integral part of
                          these financial statements.

                                      F-5-

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 1. Public Entity

          On December 28, 2000 an inactive public shell corporation was acquired by a privately held operating company and changed its name to The Nationwide Companies, Inc. The owners of the private company received 80% of The Nationwide Companies, Inc. in exchange for 100% of their stock in the private company. The transaction was accounted for as a reverse acquisition, which is a capital transaction and not a business combination. Accordingly, the recorded assets, liabilities, and operations of the private company were carried forward at historical amounts. Equity has been restated to give effect to the transaction for all periods.

Note 2. Summary of Significant Accounting Policies

Nature of Operations

           The Company is a direct sales (network marketing) organization which supplies products and services to the Company's associates through affiliated companies.

Use of Estimates

           Use of estimates and assumptions by management is required in the preparation of financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions.

Revenue Recognition

          The Company's  revenues and associated  direct costs are deferred over
the  term  of  the  contracts   (one  or  two  years)  and  ratably   recognized
systematically over the periods of the contract. All fees are due at inception.

         The Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" in December 1999. The Company has reviewed its revenue recognition policies and believes it is in compliance.

Equipment

           Equipment is recorded at donated value of $15,000 which is the cost to the shareholder. Depreciation is computed using the straight-line method over the three year estimated useful lives of the assets.

Independent Marketing Associates Data Base

           Independent marketing associates data base is recorded at donated value of $95,000 which is the cost to the shareholder. Amortization is computed using the straight-line method over the five year estimated useful life.

                                      F-6-

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 2. Summary of Significant Accounting Policies (continued)

Earnings Per Share

           Earnings (loss) per share is calculated by dividing net income (loss) by the average number of shares outstanding during the period.

          At December 31, 1999 and 2000 there are no shares that would cause a dilution of earnings (loss) per share.


Note 3. Commitments

          Long-Term Operating Lease-The Company has a commitment under a lease for office space, expiring on July 31, 2005. The Company shares this office with an affiliate at no charge. The following summarizes the future minimum lease payments under the non-cancelable operating lease obligation: for 2001 is $32,000; 2002 is $33,000; 2003 is $34,000; 2004 is $36,000 and 2005 is $21,000.
Rent expense for 1999 and 2000 was approximately $27,700 and $29,700, respectively.

         Consultant Agreement- The Company has a consulting agreement which expires December 2002. The agreements require a monthly payment of $6,000 and may be terminated after June 2001 by either party.

Note 4. Related Party Transactions

          Affiliated companies-The Company's products and services are supplied by companies that are wholly owned by the Company's majority shareholder. The affiliated companies sell only to the Company's independent marketing associates. One affiliate pays a commission to the Company. The revenue received by the Company from this affiliate in 1999 and 2000 was approximately $10,600 and $246,000, respectively.

          At December 31, 2000, the Company has advanced, interest free, one affiliate $465,634. This amount is anticipated to be repaid in 2001.

          Due to Shareholder-is due on demand and bears interest at 9%. Interest expense for 1999 and 2000 was approximately $4,315 and $4,500, respectively.



                                      F-7-

                          THE NATIONWIDE COMPANIES, INC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 5.  Income Tax

           Prior to the reverse acquisition, the privately held company was an S Corporation under the Internal Revenue Code. Accordingly, it was not responsible for payment of Income Taxes.

           At December 31, 2000, there are no items that give rise to deferred income taxes.


















                                      F-8-

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                           THE NATIONWIDE COMPANIES, INC.
                                    (Registrant)



Date:    March 06, 2001    By:  /s/ Richard L. Loehr
                           -----------------------------------
                           Richard L. Loehr, President,
                           CEO, President and Director


                           By: /s/ Lynda M. Davis
                           -----------------------------------
                           Lynda M. Davis
                           Vice-President and Secretary


                           By: /s/Douglas Borr
                           -----------------------------------
                           Douglas Borr
                           Vice-President


                           By: /s/ Carol Boozer
                           -----------------------------------
                           Carol Boozer
                           Vice-President and Treasurer